EXHIBIT 10.17

                       ADDENDUM TO DISTRIBUTION AGREEMENT
                     BETWEEN LOUISVILLE BEDDING COMPANY AND
                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
                                 JANUARY 1, 2002


This Addendum to Distribution Agreement is hereby entered into and effective as of January 1, 2002, between Louisville Bedding Company ("Distributor"), a Delaware corporation and Span-America Medical Systems, Inc. ("Manufacturer"), a South Carolina corporation.

1. The Agreement between Distributor and Manufacturer of March 1, 1999 ("Agreement") is hereby incorporated herein by reference. All defined terms contained in the Agreement apply to this Addendum.

2. The Term of the Agreement, as amended by this Addendum, shall extend through December 31, 2006, subject to the terms and conditions of the Agreement, and shall be renewable thereafter in accordance with the terms of Section 6 of the Agreement.

3. Distributor shall receive a volume rebate from Manufacturer on the following basis:

          SALES (IN MILLIONS)                                    REBATE %
          -------------------                                    --------





         Sales are defined as sales from Manufacturer to Distributor. Sales shall be deemed to have been made as of the date of shipment from Manufacturer to Distributor or Distributor's customer. The rebate will be calculated from January 1st to December 31st of each year for the duration of the contract. The rebate will be paid within 14 calendar days after the end of Louisville Bedding's fiscal year.

4. Manufacturer hereby licenses to Distributor's subsidiary, AHF Ltd. ("AHF"), its Trademarks, Patents and other intellectual properties in existence or to be developed by Manufacturer, for use in connection with the manufacture of
Products to be sold solely in Canada in accordance with the terms of the Agreement. This license applies only to Manufacturer's Products manufactured by or for AHF, Ltd., in Canada, not to include Manufacturer or Manufacturer's agent. AHF Ltd. agrees that Products manufactured under this license will be in accordance with Manufacturer's typical quality standards and Product specifications.

         In exchange for this license, AHF agrees to pay Manufacturer a license fee of __ percent of the net sales price of the Products manufactured under this license. Net sales price shall be determined as follows: gross sales minus
discounts,  advertising,   royalties,  returns,  credits,  freight,  and  rebate

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allowances. Such license fee shall be calculated and paid by AHF to Manufacturer quarterly, within thirty (30) days of the end of each calendar quarter.

         All other applicable terms and conditions of the Agreement, more particularly sections 3.1, 3.3, 3.4, 3.6, 3.7, 4.3, 4.4, 5, 6, and 7 will be applicable to this license agreement between Manufacturer and AHF, Ltd.

                                          LOUISVILLE BEDDING COMPANY


                                          By:
                                              -------------------------------
                                          Title:
                                              -------------------------------
                                                      (Distributor)

                                          SPAN-AMERICA MEDICAL SYSTEMS, INC.


                                          By:
                                              --------------------------------

                                          Title:
                                              --------------------------------
                                                      (Manufacturer)


                                          AHF, Ltd.


                                          By:
                                              --------------------------------

                                          Title:
                                              --------------------------------
                                                        (Licensee)




















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